United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2025

Date of Report (Date of earliest event reported)

DT Cloud Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42167	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadman Plaza West, 12th Floor Brooklyn, NY	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 865-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value per share, and one Right	DTSQU	The Nasdaq Stock Market LLC
Ordinary Shares	DTSQ	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-ninth (1/9) of one Ordinary Share	DTSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 14, 2025, Bian Fan was removed as Director, Chairperson of the Board of Directors and Chief Executive Officer of DT Cloud Star Acquisition Corporation (the “Company”) by the written consent of the board (the “Board”) of directors of the Company.

On the same date, to fill the vacancy, the Board elected Sam Zheng Sun as a Director of the Company and Chairperson of the Board of Directors, as well as appointed Sam Zheng Sun as the Chief Executive Officer of the Company.

Mr. Sun was a managing director of the private equity investment department of Affinity Equity Partners, a Hong Kong-headquartered firm that focuses on private equity investments across South Korea, Australia and New Zealand, Greater China and Southeast Asia between March 2021 and February 2023. Prior to that, Mr. Sun was a partner at Sequoia Capital based in Beijing, where he focused on private equity investments, between October 2018 and April 2020. Mr. Sun obtained his MBA degree from UCLA Anderson School of Management in 2007 and Bachelor’s degree in computer science and economics from University of Pittsburgh in 1997.

Mr. Sun does not have a family relationship with any director or executive officer of the Company. He has not been involved in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Sun and any other persons pursuant to which Mr. Sun was appointed as a director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2025

DT CLOUD STAR ACQUISITION CORPORATION

By:	/s/ Kenneth Lam
Name:	Kenneth Lam
Title:	Chief Financial Officer

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